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                                                                  EXHIBIT 10.4



                           FIRST AMENDMENT TO OPTION
                         TO PURCHASE ADDITIONAL HOTELS


         THIS FIRST AMENDMENT TO OPTION TO PURCHASE ADDITIONAL HOTELS ("First Amendment") is made and entered into by and between Promus Hotels, Inc., a Delaware corporation ("Seller") and WINN Limited Partnership, a North Carolina limited partnership ("Purchaser");

                                WITNESSETH THAT:

         WHEREAS, Purchaser and Seller entered into that certain Option to Purchase Additional Hotels dated April 24, 1996 ("the Option"); and

         WHEREAS, all capitalized terms defined in the Option shall have the same meanings as defined therein when used herein; and

         WHEREAS, subsequent to the execution of the Option, Purchaser and Seller have agreed to certain amendments thereto as expressly set forth hereinafter;

         NOW, THEREFORE, in consideration of the premises, the sum of Ten Dollars in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, Purchaser and Seller hereby covenant and agree that the Option is and shall be amended as follows:

         1. Notwithstanding anything contained in the Option to the contrary, the two (2) Development Hotels referred to in the Option which are to be developed by Seller at BWI Baltimore, Maryland and Dallas-Market Center, Texas shall be deemed and considered Additional Hotels offered by Seller to Purchaser for the twelve (12) month period beginning April 1, 1996. It is expressly acknowledged and agreed that Purchaser has elected not to acquire either of such Additional Hotels.

         2.      Paragraph 3 (c) of the Option is hereby expressly deleted.

         3. The Agreement shall mean and refer to the Agreement as amended by and through the amendment thereto of even date herewith.

         This First Amendment is executed in accordance with Paragraph 6 of the Option. Unless expressly amended herein, the terms and provisions of the Option shall remain as expressly set forth therein.



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         IN WITNESS WHEREOF, Purchase and Seller have executed this First
Amendment as of the 7th day of August, 1996.

                        Purchaser:

                        WINN Limited Partnership

                        By:  Winston Hotels, Inc.,
                             Sole General Partner

                        By: /s/ Robert W. Winston, III    (SEAL)
                           -----------------------------
                           Robert W. Winston, III, President

                        Seller:

                        Promus Hotels, Inc.

                        By: /s/ Thomas Keltner              (SEAL)
                           -----------------------------
                           Thomas Keltner, Senior Vice President




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